                                EXHIBIT 4

            FORM OF SPECIMEN CERTIFICATE OF SHARES OF COMMON STOCK,
                  $.01 PAR VALUE PER SHARE, OF THE REGISTRANT
                       UPON THE CLOSING OF THIS OFFERING

                          [FRONT SIDE OF CERTIFICATE]

                                 [Stream logo]

                           STREAM INTERNATIONAL INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

Number SI                                                           Shares

        THIS CERTIFICATE IS TRANSFERRABLE IN BOSTON, MA OR NEW YORK, NY

                                               CUSIP 863237 10 3
                                               SEE REVERSE FOR CERTAIN
                                                DEFINITIONS

This certifies that       is the owner of       FULLY PAID AND NONASSESSABLE
SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($0.01) EACH OF Stream International Inc. (hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed and assigned. This Certificate and the share represented hereby are issued and shall be subject to the laws of the State of Delaware and to all of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Corporation as amended from time to time (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

  Dated:

  [corporate seal and signatures of Jeffrey D. Glidden, CHIEF FINANCIAL
   OFFICER AND VICE PRESIDENT, FINANCE and Linda M. Avallone, TREASURER]

                  [RIGHT COLUMN OF FRONT SIDE OF CERTIFICATE]

  Countersigned and Registered: BankBoston N.A., Transfer Agent and Registrar

  [signature of        ]
  AUTHORIZED SIGNATURE
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                       [BACK SIDE OF STOCK CERTIFICATE]

                           STREAM INTERNATIONAL INC.

  The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common
  TEN ENT--as tenants by the entireties
  JT TEN--as joint tenants with right of survivorship and not as tenants in common
  UNIF GIFT MIN ACT--     (Cust) Custodian     (Minor) under Uniform Gifts to
Minors Act     (State)

  Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

  For value received,           hereby sell, assign, and transfer unto
         (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE)         (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)              Shares of the capital stock represented by the
within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated, ______________________           _______________________________
                                          NOTICE: The signatures to this
                                          assignment must correspond
                                          with the name as written upon
                                          the face of the Certificate in
                                          every particular, without
                                          alteration or enlargement, or
                                          any change whatever.

  SIGNATURE(S) GUARANTEED: ______________________________________________

  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.